EXHIBIT  99.1
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Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                                         FOR IMMEDIATE RELEASE
                                                         White Plains, New York
                                                         March 31, 2008

Presidential Realty Corporation, a real estate investment trust whose shares are traded on the American Stock Exchange (PDLA and PDLB), is engaged principally in the ownership of income-producing real estate and in the holding of notes and mortgages secured by interests in real estate.

The Company purchased an additional 25% and 1% limited partnership interest in the Hato Rey Partnership, which increased its ownership percentage in the Hato Rey Partnership to 60% effective as of January 1, 2007. As a result, as of January 1, 2007, the Company has consolidated the Hato Rey Partnership in the Company's consolidated financial statements.

Results of operations for the three months ended December 31, 2007:
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The Company's net loss for the three months ended December 31, 2007 was $2.47 per share compared to $.56 per share for the three months ended December 31, 2006.

Continuing Operations:

Loss from continuing operations was $2.47 per share for the three months ended December 31, 2007 compared to $.53 per share for the three months ended December 31, 2006. This increased loss of $1.94 per share is attributable to the $2.07 per share increase in the Company's share of the loss from joint ventures. The loss from the joint ventures was $2.33 per share in the 2007 period compared to a $.26 per share loss in the 2006 period.

The Company has a 29% ownership interest in four joint ventures that own nine shopping mall properties. The Company accounts for these investments under the equity method of accounting. The Company's share of the loss from joint ventures was $2.33 per share for the three months ended December 31, 2007 and was after
(i) deductions in the aggregate amount of $.26 per share for noncash charges (depreciation expense of $.20 per share and amortization of deferred financing costs, in-place lease values and other costs of $.06 per share) and (ii) an impairment loss of $2.14 per share. Due to the current downturn in the commercial real estate market and the lack of demand for retail space in regions where some of the joint venture properties are located, at December 31, 2007, the recoverability of the carrying value of certain of the shopping mall properties owned by the joint ventures was deemed to be impaired. As a result, at December 31, 2007, the joint venture entities recorded an impairment



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Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                                         FOR IMMEDIATE RELEASE
                                                         White Plains, New York
                                                         March 31, 2008

loss of approximately $75,994,000 for four of the nine mall properties owned by the entities. The Company's 29% share of the impairment loss recorded by the joint ventures was approximately $22,038,000. However, under the equity method of accounting the recording of losses is limited to the balance of the Company's investment in and advances to joint ventures and, as a result, the Company recognized an impairment loss of $8,371,000 ($2.14 per share).

For the three months ended December 31, 2006, the Company's share of the loss from joint ventures was $.26 per share and was after deductions in the aggregate amount of $.30 per share for noncash charges (depreciation expense of $.21 per share and amortization of deferred financing costs, in-place lease values and other costs of $.09 per share).

For the three months ended December 31, 2007, the Company received distributions from the joint ventures in the amount of $570,000, all of which were payments of interest. For the three months ended December 31, 2006, the Company received distributions from joint ventures in the amount of $761,000 which included payments of interest in the amount of $721,000 and return on investment in the amount of $40,000.

Discontinued Operations:

The total loss from discontinued operations was $.00 per share for the three months ended December 31, 2007 compared to $.03 per share for the three months ended December 31, 2006.

Results of operations for the year ended December 31, 2007:
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The Company's net loss for the year ended December 31, 2007 was $2.95 per share compared to $1.25 per share for the year ended December 31, 2006.

Continuing Operations:

Loss from continuing operations was $3.11 per share for the year ended December 31, 2007 compared to $1.17 per share for the year ended December 31, 2006. This increased loss of $1.94 per share is attributable to the $2.05 per share increase in the Company's share of the loss from joint ventures.






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Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                                         FOR IMMEDIATE RELEASE
                                                         White Plains, New York
                                                         March 31, 2008


The Company's share of the loss from joint ventures was $2.58 per share for the year ended December 31, 2007 and was after (i) deductions in the aggregate amount of $.98 per share for noncash charges (depreciation expense of $.74 per share and amortization of deferred financing costs, in-place lease values and other costs of $.24 per share) and (ii) an impairment loss of $2.14 per share. The Company's share of the loss from joint ventures was $.53 per share for the year ended December 31, 2006 and was after deductions in the aggregate amount of $1.19 per share for noncash charges (depreciation expense of $.73 per share and amortization of deferred financing costs, in-place lease values and other costs of $.46 per share). For the year ended December 31, 2007, the Company received distributions from the joint ventures in the amount of $3,052,000, which included payments of interest in the amount of $2,892,000 and return on investment in the amount of $160,000. For the year ended December 31, 2006, the Company received distributions from joint ventures in the amount of $3,483,000, which included payments of interest in the amount of $2,871,000 and return on investment in the amount of $612,000.

Discontinued Operations:

The total income from discontinued operations was $.16 per share for the year ended December 31, 2007 compared to a loss of $.08 per share for the year ended December 31, 2006.

The year ended December 31, 2007 includes a gain of $.16 per share from the sale of the Cambridge Green property in Council Bluffs, Iowa and a gain of $.02 per share from the sale of a cooperative apartment unit in New Haven, Connecticut.

Dividend:
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In February, 2008, the Company declared a regular quarterly cash distribution of
$.16 per share on its Class A and Class B shares payable on March 31, 2008 to shareholders of record on March 10, 2008. The dividend represents a yield of 11.96% on the Class A shares and 12.80% on the Class B shares based on the last sales price of such shares on the American Stock Exchange.




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Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                                         FOR IMMEDIATE RELEASE
                                                         White Plains, New York
                                                         March 31, 2008



                                                                            RESULTS OF OPERATIONS

                                                            THREE MONTHS ENDED                  YEAR ENDED
                                                                DECEMBER 31,                     DECEMBER 31,
                                                          2007             2006             2007              2006
Gross revenues (excluding revenues from
  discontinued operations) (1)                          $1,807,000       $1,010,000        $7,334,000       $3,903,000
                                                      =============    =============    ==============    =============

Loss from continuing operations                        ($9,647,000)     ($2,103,000)     ($12,152,000)     ($4,559,000)
                                                      -------------    -------------    --------------    -------------

Income (loss) from discontinued operations                   3,000         (100,000)          (94,000)        (318,000)
Net gain from sales of discontinued operations                 -            -                 736,000          -
                                                      -------------    -------------    --------------    -------------
Total income (loss) from discontinued operations             3,000         (100,000)          642,000         (318,000)
                                                      -------------    -------------    --------------    -------------

Net Loss                                               ($9,644,000)     ($2,203,000)     ($11,510,000)     ($4,877,000)
                                                      =============    =============    ==============    =============


Per share of common stock (basic and diluted):
Loss from continuing operations                             ($2.47)          ($0.53)           ($3.11)          ($1.17)
                                                      -------------    -------------    --------------    -------------

Income (loss) from discontinued operations                       -            (0.03)            (0.02)           (0.08)
Net gain from sales of discontinued operations                   -                -              0.18                -
                                                      -------------    -------------    --------------    -------------
Total income (loss) from discontinued operations                 -            (0.03)             0.16            (0.08)
                                                      -------------    -------------    --------------    -------------

Net Loss per Common Share - basic and diluted               ($2.47)          ($0.56)           ($2.95)          ($1.25)
                                                      =============    =============    ==============    =============


Average shares outstanding - basic and diluted           3,908,918        3,927,607         3,903,895        3,911,405
                                                      =============    =============    ==============    =============

Cash distributions paid per common share                     $0.16            $0.16             $0.64            $0.64
                                                      =============    =============    ==============    =============


(1) Revenues for the three months ended and year ended December 31, 2007, include revenues of $884,000 and $3,428,000, respectively, for the Hato Rey
Partnership as a result of the consolidation of that partnership.




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Presidential Realty Corporation                          NEWS
180 South Broadway
White Plains, N.Y. 10605         (914) 948-1300

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                                                         FOR IMMEDIATE RELEASE
                                                         White Plains, New York
                                                         March 31, 2008


Certain statements in this release that are not historical fact may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: trends and uncertainties in the general economic climate; the supply of and demand for residential, mall and other commercial properties; interest rate levels; the availability of financing and other risks associated with the development, acquisition, ownership and operation of properties. Additional factors that could cause Presidential's results to differ materially from those described in the forward-looking statements can be found in the 2007 Annual Report on Form 10-KSB. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any changes in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based.



For further information contact:
Jeffrey F. Joseph, President
Presidential Realty Corporation
at the above address and telephone number